UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2015, the Board of Directors (the “Board”) of Thompson Creek Metals Company Inc. (the “Company”) increased the size of the Board to eight directors and appointed Kevin Drover to serve as a director of the Company. Mr. Drover was also appointed to the Environment, Health and Safety Committee (the "EH&S Committee") and the Corporate Governance and Nominating Committee (the "Nominating Committee"). As compensation for his service on the Board, the EH&S Committee, and the Nominating Committee, Mr. Drover will receive the Company’s standard compensation for non-employee directors.  There are no understandings or arrangements between Mr. Drover and any other person pursuant to which he was selected as a director. The Board considered the independence of Mr. Drover under the NYSE listing rules and applicable Canadian requirements and concluded that he is independent under such rules and requirements.

A copy of the Company’s press release announcing Mr. Drover's appointment to the Board is attached hereto as Exhibit 99.1.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on May 7, 2015 in Toronto, Ontario. The final results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below.

(a)         The nominees for election to the Board of Directors were elected, until the next annual meeting of shareholders to be held in 2016 or until their successors are duly elected and qualified, based on the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Denis C. Arsenault	85,496,550	4,146,898	59,405,071
Carol T. Banducci	86,852,362	2,791,086	59,405,071
James L. Freer	87,036,111	2,607,337	59,405,071
James P. Geyer	87,062,430	2,581,018	59,405,071
Anne E. Giardini	86,872,295	2,771,153	59,405,071
Timothy J. Haddon	86,407,789	3,235,659	59,405,071
Jacques Perron	86,983,749	2,659,699	59,405,071

(b) The proposal to appoint KPMG LLP as the Company’s independent registered public accounting firm from their engagement through the next annual meeting was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
144,293,124	3,762,562	951,010	—

(c)          The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
59,578,214	29,556,111	510,137	59,404,057

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated May 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: May 8, 2015	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated May 7, 2015.